UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

Amendment No. 1 to
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act
of 1934

Date of Report (Date of earliest event reported): July 22, 2005

Modine Manufacturing Company
(Exact name of registrant as specified in its charter)

Wisconsin	1-1373	39-0482000
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1500 DeKoven Avenue, Racine, Wisconsin	53403
Address of principal executive offices	Zip Code

Registrant's telephone number, including area code:	(262) 636-1200
_____________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Table of Contents

Item 2.01 Completion of Acquisition or Disposition of Assets.

Item 2.06 Material Impairments.

Item 9.01 Financial Statements and Exhibits.

Signatures

Exhibit Index

Explanatory Note: On July 28, 2005, Modine Manufacturing Company (“Modine” or the “Company”) filed a report on Form 8-K with the Securities and Exchange Commission (the “Initial Form 8-K”) reporting the completion of its spin off of its Aftermarket business and the expectation of classifying the Aftermarket business as a discontinued operation.

This amendment is being filed solely to provide the unaudited pro forma historical consolidated financial statements showing the Aftermarket business as a discontinued operation and to amend and restate Item 2.06, Material Impairment, to reflect the Aftermarket business being classified as a discontinued operation.

For ease of reference, this Form 8-K/A amends and restates Item 2.01, Item 2.06 and Item 9.01 of the Initial Form 8-K in their entirety as follows:

Item 2.01 Completion of Acquisition or Disposition of Assets.

As described below, on July 22, 2005, Modine completed the previously announced spin off of its Aftermarket business on a debt-free and tax-free basis to its shareholders and immediate merger of the spun off business into Transpro, Inc. (“Transpro”) to form a combined company named Proliance International, Inc.

Effective July 22, 2005, pursuant to the terms of the Agreement and Plan of Merger, dated as of January 31, 2005, among Modine, Modine Aftermarket Holdings, Inc. and Transpro, Inc. (the “Merger Agreement”), and as amended June 16, 2005, Modine Aftermarket Holdings, Inc. was merged with and into Transpro, with Transpro surviving the merger as the combined company. For accounting purposes, Transpro is considered the acquirer of Modine Aftermarket Holdings, Inc.   Upon effectiveness of the merger, Transpro changed its name to Proliance International, Inc.

In connection with and immediately prior to the merger, Modine spun off its Aftermarket business by distributing shares of Modine Aftermarket Holdings, Inc. common stock to holders of Modine common stock of record as of July 21, 2005, on a one share-for-one share basis (the “Distribution”) pursuant to the terms of the Contribution Agreement, dated as of January 31, 2005, by and among Modine, Modine, Inc., a wholly owned subsidiary of Modine, Modine Aftermarket Holdings, Inc., and Transpro.

Modine shareholders retained their Modine common shares and, in the merger, received 0.235681 of a share of common stock of the combined company in exchange for each share of Modine Aftermarket Holdings, Inc. common stock issued to them in the Distribution. Immediately following the merger, Modine shareholders owned approximately 52% of Proliance International’s common stock on a fully diluted basis, and Transpro’s pre-merger shareholders owned the other 48%.

Modine received rulings from the Internal Revenue Service to the effect that, for U.S. federal income tax purposes, the Distribution will generally be tax-free to Modine and the shareholders of Modine, and Modine shareholders will generally not recognize taxable gain or loss in the merger (except with respect to cash received by Modine shareholders in lieu of a fractional share interest in common stock of the combined company).

Modine is not aware of any material relationship between Transpro and Modine or any of its affiliates, any director or officer of Modine or any associates of any such director or officer that existed at the date of the Distribution and the merger, except as disclosed herein and in the proxy statement/prospectus-information statement included in Transpro’s Registration Statement on Form S-4 (Registration No. 333-124527) and previously distributed to Modine shareholders.

The foregoing description of the merger, the Merger Agreement, the letter agreement amending the Merger Agreement and the Contribution Agreement, is qualified in its entirety by reference to such agreements and the press release issued by Modine on July 22, 2005, copies of which are filed herewith as Exhibits 2.1, 2.2, 2.3 and 99.1, respectively, and each of such exhibits is hereby incorporated herein by reference.

Item 2.06 Material Impairments.

Based upon management’s completed analysis of the transaction, management has determined that Modine’s former Aftermarket business should be presented as a discontinued operation in its consolidated financial statements. The unaudited pro forma historical consolidated earnings statements included in this Current Report on Form 8-K/A are provided for the fiscal years ended March 31, 2003, 2004, and 2005 and for the first quarter of fiscal 2006. The unaudited pro forma condensed consolidated balance sheet is as of June 26, 2005.

Included in the unaudited pro forma historical consolidated earnings statements is the impact of reclassifications, which were effective with the first quarter of fiscal 2006, from “other income/ (expense)” to operating activities (sales, cost of sales, or selling, general and administrative expenses) of items such as royalty income, gains and losses on asset disposals, tooling profits or losses and purchase discounts relating to payment timing. Also included are further reclassifications that were made in fiscal 2006 to the allocations of certain centralized services expenses from corporate and administrative expenses affecting cost of sales and selling, general, and administrative expenses. Accordingly, the unaudited pro forma historical consolidated earnings statements have been adjusted to reflect these changes on a historical basis to provide comparability between the periods presented.

The unaudited pro forma historical consolidated earnings statement for the fiscal year ended March 31, 2005 provided in the Initial Form 8-K has been modified in this Current Report on Form 8-K/A to more properly adjust the reclassification of certain centralized services expenses from corporate, reducing selling, general and administrative expenses and increasing cost of sales by $1.8 million.

In addition, certain pro forma adjustments were made to the Aftermarket business results included in the unaudited pro forma historical consolidated earnings statements as follows:

•	to record the effect of certain intercompany sales and purchase transactions between Modine’s non-Aftermarket business and the Aftermarket business;
•	to adjust allocated central service expenses from corporate to the Aftermarket business to reflect the expected benefit to be realized by continuing operations; and
•	to reduce royalty expense which will no longer be paid to the Company by the Company’s former European and Mexican Aftermarket subsidiaries.

The pro forma balance sheet included herein is unchanged from the one included in the Initial Form 8-K.

As reported in the Company’s Initial Form 8-K, the Company expected to record as a result of the spin off transaction a non-cash charge to earnings of approximately $40-55 million to reflect the difference between the value which Modine shareholders received in the new company, a function of the stock price of Transpro, Inc at the closing, and the asset carrying value of Modine Aftermarket business. The Company, in line with the prior guidance, recorded a charge to discontinued operations of $54.1 million in the second quarter of fiscal 2006. This was comprised of $53.6 million in non-cash charges and $0.5 million in unreimbursed expenses incurred as part of the transaction.

Item 9.01 Financial Statements and Exhibits.

(b) Pro forma financial information.

Effective July 22, 2005, pursuant to the terms of the Agreement and Plan of Merger, dated as of January 31, 2005, among Modine, Modine Aftermarket Holdings, Inc. and Transpro, Inc. (the “Merger Agreement”), and as amended June 16, 2005, Modine Aftermarket Holdings, Inc. was merged with and into Transpro, with Transpro surviving the merger as the combined company. For accounting purposes, Transpro is considered the acquirer of Modine Aftermarket Holdings, Inc.   Upon effectiveness of the merger, Transpro changed its name to Proliance International, Inc.

In connection with and immediately prior to the merger, Modine spun off its Aftermarket business by distributing shares of Modine Aftermarket Holdings, Inc. common stock to holders of Modine common stock of record as of July 21, 2005, on a one share-for-one share basis (the “Distribution”) pursuant to the terms of the Contribution Agreement, dated as of January 31, 2005, by and among Modine, Modine, Inc., a wholly owned subsidiary of Modine, Modine Aftermarket Holdings, Inc., and Transpro.

    Modine has included unaudited proforma consolidated statements of earnings for the years ended March 31, 2003, 2004, and 2005 and the quarter ended June 26, 2005 and an unaudited proforma condensed balance sheet as of June 26, 2005.  The statements of earnings assume the transactions described above ocurred at the beginning of the period presented and the balance sheet assumes the transaction ocurred as of the date of the balance sheet.

Unaudited Pro Forma Condensed Consolidated Financial Information of Modine is included below.

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(in thousands, except for per share amounts)
						(Note 2)
						Spin -off of	Modine
	Historical Modine	(Note 1)			Adjusted	Modine's Aftermarket	Continuing
For the year ended March 31, 2003	as reported	Reclassifications			Historical Modine	Business	Operations

Net sales	$1,092,075	$2,653	(A	)	$1,094,728	($231,739)	$862,989
Cost of sales	826,417	6,876	(B	)	833,293	(155,217)	678,076

Gross profit	265,658	(4,223)			261,435	(76,522)	184,913
Selling, general, and administrative expenses	214,121	(9,984)	(C	)	204,137	(70,795)	133,342
Restructuring charges	(1,555)	0			(1,555)	(178)	(1,733)

Income from operations	53,092	5,761	(D	)	58,853	(5,549)	53,304
Interest expense	(6,026)	0			(6,026)	631	(5,395)
Other income--net	7,961	(5,761)			2,200	1,789	3,989

Earnings before income taxes	55,027	0			55,027	(3,129)	51,898
Provision for income taxes	20,669	0			20,669	(2,159)	18,510

Earnings before cumulative effect of accounting change	$34,358	$0			$34,358	($970)	$33,388

Net earnings per share before the cumulative effect of accounting change

Basic	$1.03				$1.03		$1.00
Diluted	$1.02				$1.02		$0.99

Weighted average shares outstanding:

Basic	33,652				33,652		33,652
Diluted	33,758				33,758		33,758

Note 1: Effective with the first quarter of fiscal 2006 and on a retroactive basis, the Company's earnings statements reflect reclassification of "other income/(expense)" to operating activities sales, cost of sales, or selling, general, and administrative expenses) of items such as royalty income, gains or losses on asset disposals, tooling sales profit or (losses), and purchase discounts relating to payment timing.

Also, further modifications were made in fiscal 2006 to the allocation of certain centralized services expenses from corporate and administrative expenses affecting cost of sales and selling, general, and administrative expenses.

These specific changes are listed below:

(A) Represents $2,653,000 in royalties reclassified to sales.

(B) Represents $9,913,000 of allocated central services from corporate which have been reclassified to cost of sales offset by
$3,037,000 of purchase discounts, gains/(losses) on tooling sales and sales of property plant and equipment previously reported under the caption "other income/(expense)".

(C) Represents a $9,913,000 reclassification of allocated central service costs from SG&A to cost of sales, $94,000 of purchase discounts and ($23,000) of losses on the sales of property, plant and equipment reclassified from "other income/(expense)."

(D) Represents the reclassification from "Other income/(expense)" of $3,089,000 of purchase discounts, $1,565,000 of losses on the sales of property, plant and equipment,
$1,584,000 in profit from tooling sales, and $2,653,000 in royalty income.

Note 2: Discontinued operations includes adjustments for sales and purchases which were previously classified as intercompany, allocated central service expenses from corporate adjusted to reflect the actual expected realized benefit to continuing operations and a reduction in royalty expense which will no longer be paid by the Company's former European and Mexican aftermarket subsidiaries, NRF and MexPar.

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(in thousands, except for per share amounts)
						(Note 2)
						Spin -off of	Modine
	Historical Modine	(Note 1)			Adjusted	Modine's Aftermarket	Continuing
For the year ended March 31, 2004	as reported	Reclassifications			Historical Modine	Business	Operations

Net sales	$1,199,799	$6,086	(A	)	$1,205,885	($225,210)	$980,675
Cost of sales	914,569	6,197	(B	)	920,766	(151,608)	769,158

Gross profit	285,230	(111)			285,119	(73,602)	211,517
Selling, general, and administrative expenses	235,283	(13,979)	(C	)	221,304	(67,106)	154,198
Restructuring charges	(119)	0			(119)	49	(70)

Income from operations	50,066	13,868	(D	)	63,934	(6,545)	57,389
Interest expense	(5,429)	0			(5,429)	405	(5,024)
Other income--net	19,074	(13,868)			5,206	(104)	5,102

Earnings before income taxes	63,711	0			63,711	(6,244)	57,467
Provision for income taxes	23,274	0			23,274	(1,300)	21,974

Net earnings	$40,437	$0			$40,437	($4,944)	$35,493

Net earnings per share:

Basic	$1.19				$1.19		$1.05
Diluted	$1.19				$1.19		$1.04

Weighted average shares outstanding:

Basic	33,922				33,922		33,922
Diluted	34,073				34,073		34,073

Note 1: Effective with the first quarter of fiscal 2006 and on a retroactive basis, the Company's earnings statements reflect reclassification of "other income/(expense)" to operating activities
(sales, cost of sales, or selling, general, and administrative expenses) of items such as royalty income, gains or losses on asset disposals, tooling sales profit or (losses), and purchase discounts relating to payment timing.

Also, further modifications were made in fiscal 2006 to the allocation of certain centralized services expenses from corporate and administrative expenses affecting cost of sales and selling, general, and administrative expenses.

These specific changes are listed below:

(A) Represents $6,086,000 in royalties reclassified to sales.

(B) Represents $13,506,000 of allocated central services from corporate which have been reclassified to cost of sales offset by
$7,309,000 of purchase discounts, gains/(losses) on tooling sales and sales of property plant and equipment previously reported under the caption "other income/(expense)".

(C) Represents a $13,506,000 reclassification of allocated central service costs from SG&A to cost of sales, $107,000 of purchase discounts and $366,000 of gains on the sales of property, plant and equipment reclassified from "other income/(expense)".

(D) Represents the reclassification from "other income/(expense)" of $3,400,000 of purchase discounts, $2,224,000 of gains on the sales of property, plant and equipment,
$2,158,000 in profit from tooling sales, and $6,086,000 in royalty income.

Note 2: Discontinued operations includes adjustments for sales and purchases which were previously classified as intercompany, allocated central service expenses from corporate adjusted to reflect the actual expected realized benefit to continuing operations and a reduction in royalty expense which will no longer be paid by the Company's former European and Mexican aftermarket subsidiaries, NRF and MexPar.

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(in thousands, except for per share amounts)
						(Note 2)
						Spin -off of	Modine
	Historical Modine	(Note 1)			Adjusted	Modine's Aftermarket	Continuing
For the year ended March 31, 2005	as reported	Reclassifications			Historical Modine	Business	Operations

Net sales	$1,543,930	$4,085	(A	)	$1,548,015	($205,599)	$1,342,416
Cost of sales	1,193,821	8,517	(B	)	1,202,338	(139,762)	1,062,576

Gross profit	350,109	(4,432)			345,677	(65,837)	279,840
Selling, general, and administrative expenses	264,088	(13,499)	(C	)	250,589	(67,198)	183,391
Restructuring charges	1,031	0			1,031	0	1,031

Income from operations	84,990	9,067	(D	)	94,057	1,361	95,418
Interest expense	(6,365)	0			(6,365)	36	(6,329)
Other income--net	18,251	(9,067)			9,184	(356)	8,828

Earnings before income taxes	96,876	0			96,876	1,041	97,917
Provision for income taxes	35,214	0			35,214	1,017	36,231

Net earnings	$61,662	$0			$61,662	$24	$61,686

Net earnings per share:

Basic	$1.81				$1.81		$1.81
Diluted	$1.79				$1.79		$1.79

Weighted average shares outstanding:

Basic	34,092				34,092		34,092
Diluted	34,480				34,480		34,480

Note 1: Effective with the first quarter of fiscal 2006 and on a retroactive basis, the Company's earnings statements reflect reclassification of "other income/(expense)" to operating activities
(sales, cost of sales, or selling, general, and administrative expenses) of items such as royalty income, gains or losses on asset disposals, tooling sales profit or (losses), and purchase discounts relating to payment timing.

Also, further modifications were made in fiscal 2006 to the allocation of certain centralized services expenses from corporate and administrative expenses affecting cost of sales and selling, general, and administrative expenses.

These specific changes are listed below:

(A) Represents $4,085,000 in royalties reclassified to sales.

(B) Represents $13,272,000 of allocated central services from corporate which have been reclasified to cost of sales offset by
$4,755,000 of of purchase discounts, gains/(losses) on tooling sales and sales of property plant and equipment prevoiusly reported under the caption "other income/(expense)".

(C) Represents a $13,272,000 reclassification of allocated central service costs from SG&A to cost of sales and $227,000 of purchase discounts reclassified from "other income/(expense)".

(D) Represents the reclassification from "Other income/(expense)" of $3,978,000 of purchase discounts, ($609,000) of losses on the sales of property, plant and equipment,
$1,613,000 in profit from tooling sales, and $4,085,000 in royalty income.

Note 2: Discontinued operations includes adjustments for sales and purchases which were previously classified as intercompany, allocated central service expenses from corporate adjusted to reflect the actual expected realized benefit to continuing operations and the reduction in royalty expense which will no longer be paid by the Company's former European aftermarket subsidiary, NRF.

Modine Manufacturing Company
Unaudited proforma consolidated statements of earnings
(in thousands, except for per share amounts)
		(Note 1)
		Spin -off of	Modine
	Historical Modine	Modine's Aftermarket	Continuing
For the quarter ended June 26, 2005	as reported	Business	Operations

Net sales	$450,930	($54,094)	$396,836
Cost of sales	353,778	(37,213)	316,565

Gross profit	97,152	(16,881)	80,271
Selling, general, and administrative expenses	67,333	(16,780)	50,553

Income from operations	29,819	(101)	29,718
Interest expense	(1,551)	7	(1,544)
Other income--net	2,712	(41)	2,671

Earnings before income taxes	30,980	(135)	30,845
Provision for income taxes	10,229	(81)	10,148

Net earnings	$20,751	($54)	$20,697

Net earnings per share:

Basic	$0.60		$0.60
Diluted	$0.60		$0.60

Weighted average shares outstanding:

Basic	34,329		34,329
Diluted	34,631		34,631

Note 1: Discontinued operations includes adjustments for sales and purchases which were previously classified as intercompany, allocated central service expenses from corporate adjusted to reflect the actual expected realized benefit to continuing operations and a reduction in royalty expense which will no longer be paid by the Company's former European aftermarket subsidiary, NRF.

Modine Manufacturing Company
Unaudited Pro Forma Condensed Consolidated Balance Sheet
as of June 26, 2005
(in millions, except per share amounts)

		Spin-off of
	Historical	Modine's
	Modine	Aftermarket	Pro-Forma			Modine
	as reported	Business	Adjustments			Pro-Forma
Assets

Current assets:
Cash and cash equivalents	$65.5	($6.7)	$0.4	(A	)	$59.2
Trade receivables, less allowance for doubtful accounts of $3.7 and $3.2	277.6	(30.9)				246.7
Inventories	155.1	(64.6)				90.5
Deferred income taxes and other current assets	49.9	(8.4)				41.5
Total current assets	548.1	(110.6)	0.4			437.9

Noncurrent assets:
Property, plant and equipment -- net	479.9	(20.5)	(0.1)	(B	)	459.3
Investment in affiliates	36.8					36.8
Goodwill	46.2					46.2
Other intangible assets -- net	15.8	(0.7)				15.1
Prepaid pension costs and other noncurrent assets	71.4	(0.9)				70.5
Total noncurrent assets	650.1	(22.1)	(0.1)			627.9

Total assets	$1,198.2	($132.7)	$0.3			$1,065.8

Liabilities and shareholders' equity

Current liabilities:
Long-term debt -- current portion	$60.6	$-				$60.6
Accounts payable	165.7	(14.0)				151.7
Accrued compensation and employee benefits	61.7	(4.2)	0.6	(C	)	58.1
Income taxes	21.8					21.8
Accrued expenses and other current liabilities	46.4	(6.3)	(0.2)	(D	)	39.9
Total current liabilities	356.2	(24.5)	0.4			332.1

Noncurrent liabilities:
Long-term debt	82.7					82.7
Deferred income taxes	43.6	(0.6)				43.0
Pensions, other postretirement benefits, and other	63.2	(2.8)	0.8	(E	)	61.2
noncurrent liabilities
Total noncurrent liabilities	189.5	(3.4)	0.8			186.9

Total liabilities	545.7	(27.9)	1.2			519.0

Total shareholders' equity	652.5	(104.8)	(0.9)			546.8

Total liabilities and shareholders' equity	$1,198.2	($132.7)	$0.3			$1,065.8

(A) Represents adjustment to bring cash to the agreed upon amount per the spin-off/merger agreement.

(B) Represent fixed assets that will be transferred to aftermarket per the spin-off/merger agreement.

(C) Represents factory vacation accrual currently on aftermarket's books that Modine will be responsible for paying.

(D) Represents auto insurance accrual that aftermarket will assume as part of the spin-off/merger agreement

(E) Represents environmental liability at NRF for which Modine will remain responsible for as part of the spin-off/merger agreement.

(d)  Exhibits.

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of January 31, 2005, by and among Modine Manufacturing Company, Modine Aftermarket Holding, Inc., and Transpro, Inc. (incorporated by reference to Exhibit 2.1 to Modine Manufacturing Company’s Form 8-K dated January 31, 2005 (“Jan. 31, 2005 8-K”)).

2.2
Letter agreement amending the Agreement and Plan of Merger, dated as of June 16, 2005, among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro, Inc. (incorporated by reference to Exhibit 2.1 to Modine Manufacturing Company’s Form 8-K dated June 16, 2005).

2.3
Contribution Agreement, dated as of January 31, 2005, by and among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro. Inc. (incorporated by reference to Exhibit 2.2 to the Jan. 31, 2005 8-K).

99.1	Modine Manufacturing Company Press Release dated July 22, 2005 (incorporated by reference to Exhibit 99 to Modine Manufacturing Company’s Form 8-K dated July 22, 2005).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Modine Manufacturing Company

By: /s/ D.B. Rayburn
D.B. Rayburn President and Chief Executive Officer

By: /s/ D.R. Zakos
D.R. Zakos Vice President, General Counsel and Secretary
Date: November 7, 2005

Exhibit Index

Exhibit Number	Description
2.1
Agreement and Plan of Merger, dated as of January 31, 2005, by and among Modine Manufacturing Company, Modine Aftermarket Holding, Inc., and Transpro, Inc. (incorporated by reference to Exhibit 2.1 to Modine Manufacturing Company’s Form 8-K dated January 31, 2005 (“Jan. 31, 2005 8-K”)).

2.2
Letter agreement amending the Agreement and Plan of Merger, dated as of June 16, 2005, among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro, Inc. (incorporated by reference to Exhibit 2.1 to Modine Manufacturing Company’s Form 8-K dated June 16, 2005).

2.3
Contribution Agreement, dated as of January 31, 2005, by and among Modine Manufacturing Company, Modine Aftermarket Holdings, Inc. and Transpro. Inc. (incorporated by reference to Exhibit 2.2 to the Jan. 31, 2005 8-K).

99.1	Modine Manufacturing Company Press Release dated July 22, 2005 (incorporated by reference to Exhibit 99 to Modine Manufacturing Company’s Form 8-K dated July 22, 2005).